Exhibit 99.1

FIDELITY D & D BANCORP, INC.
FOR IMMEDIATE RELEASE

Date: October 25, 2011

Contacts:
Daniel J. Santaniello	Salvatore R. DeFrancesco, Jr.
President and	Treasurer and
Chief Executive Officer	Chief Financial Officer
570-504-8035	570-504-8000

FIDELITY D & D BANCORP, INC.
REPORTS THIRD QUARTER 2011 FINANCIAL RESULTS

Dunmore, PA – Fidelity D & D Bancorp, Inc. (OTC Bulletin Board: FDBC), parent company of The Fidelity Deposit and Discount Bank, announced net income for the quarter ended September 30, 2011 of $1,327,000, an increase of $972,000 compared to $355,000 for the same quarter of 2010.  Improvement in earnings occurred primarily from significantly less impairment charges required within other income over the previous year’s period.  Earnings per share on a diluted basis for the quarter were $0.59 and $0.16 for the three months ended September 30, 2011 and 2010, respectively.

The Company’s assets grew $60,021,000, or 11%, to total $621,694,000 at September 30, 2011 from $561,673,000 at December 31, 2010.  The growth resulted mainly from a 9% increase in deposits totaling $43,150,000, which took place within money market, non-interest-bearing checking and interest-bearing checking accounts, accordingly.  The remainder occurred from a $9,456,000 rise in short-term borrowings with repurchase customers and $5,308,000 growth of shareholder’s equity.

“The results of the third quarter are reflective of the continued progress across the various divisions as we continue to focus on building a customer centric organization,” stated Daniel J. Santaniello, President and Chief Executive Officer.  “Our increase in core deposits along with the growth in revenues within the Trust and Financial Services Division are indicative of the consumer and business clients’ confidence in Fidelity Bank.  The growth in earnings builds upon and reinforces the Company’s strong capital position, which exceeds all regulatory requirements.”

Net income for the nine months ended September 30, 2011 was $3,843,000, an increase of $2,213,000 compared to net income of $1,630,000 for the same 2010 period. Earnings improvement occurred in the current year-to-date period from higher net interest income partially offset by the added provision for loan losses, higher financial service revenue, trust and interchange fees within other income, aside from the significantly lower impairment charges required, and other expense savings from less salaries and benefit expenses, compared to the prior year period.  Earnings per share were $1.74 and $0.76 for the nine months ended September 30, 2011 and 2010, respectively.

Net interest income remained steady at $5,249,000 for the quarter ended September 30, 2011 against the $5,273,000 recorded during the same quarter of 2010.  The cost reduction from lowering rates on interest bearing liabilities almost fully offset the effect lower interest rates had on reducing earning asset yields.  This, along with higher levels of average earning assets, reduced net interest margin to 3.85% for the third quarter of 2011, compared to 3.93% for same 2010 period.

Net interest income increased $151,000, or 1%, to $15,800,000 for the nine months ended September 30, 2011 from $15,649,000 recorded during the same period of 2010.  Net interest margin was 3.97% during the first nine months of 2011 compared to 3.92% during the first nine months of 2010.

The provision for loan loss was $500,000 and $375,000 for the third quarter ending September 30, 2011 and 2010, respectively.  Provision for loan loss was $1,350,000 for the nine months ending September 30, 2011, as compared to $1,250,000 for the same 2010 period.  The allowance for loan losses was 1.99% of total loans at September 30, 2011, up from 1.77% at September 30, 2010.

The decrease in other-than-temporary impairment (OTTI) credit losses was from a $1,749,000 required charge for the quarter ended September 30, 2010, compared with $5,800 for the quarter ended September 30, 2011.  Total other income recorded for the quarter ended September 30, 2011 was $1,477,000, comparable in total to the $1,478,000 recorded for the same quarter in 2010.

The decrease in OTTI credit losses was from a $2,503,000 required charge for the nine months ended September 30, 2010, compared with $80,000 for the nine months ended September 30, 2011.  Total other income for the nine months ended September 30, 2011 was $4,287,000, a $268,000, or 7%, increase compared to $4,019,000 for the same period in 2010.  This increase for the year-to-date period resulted primarily from $171,000 more financial services revenue, additional earned interchange fees of $114,000, plus the $60,000 more in realized gains on loans sold along with the addition of $53,000 in trust fees for the nine months ended September 30, 2011, when compared to the same 2010 period.

Total other operating expenses were $4,444,000 compared to $4,318,000 for the quarters ending September 30, 2011 and 2010, respectively.  The other operating expenses increased primarily from $140,000 of additional collection and ORE costs realized during the third quarter 2011.

Total other operating expenses decreased $562,000, or 4%, to $13,554,000 for the nine months ending September 30, 2011 from $14,116,000 for the same 2010 period. The decline in other operating expenses resulted from $188,000 less salaries and benefits, excluding the $398,000 of early retirement and severance costs incurred in 2010, $127,000 lower FDIC premiums and $79,000 less advertising partially offset by $197,000 added occupancy and equipment expenses incurred in the 2011 year-to-date period.

Fidelity D & D Bancorp, Inc. serves Lackawanna and Luzerne Counties through The Fidelity Deposit and Discount Bank’s 11 community banking office locations.  The Bank's deposits are insured by the Federal Deposit Insurance Corporation up to the full extent permitted by law.

For more information please visit our investor relations web site located through www.bankatfidelity.com.

Forward-Looking Statements

Certain of the matters discussed in this press release may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” and similar expressions are intended to identify such forward-looking statements.

The Company’s actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

•	the effects of economic deterioration on current customers, specifically the effect of the economy on loan customers’ ability to repay loans;
•	the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•	governmental monetary and fiscal policies, as well as legislative and regulatory changes;
•	the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;
•
the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;

•
the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in Mid Penn’s market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet;

•	technological changes;
•	acquisitions and integration of acquired businesses;
•	the failure of assumptions underlying the establishment of reserves for loan and lease losses and estimations of values of collateral and various financial assets and liabilities;
•	volatilities in the securities markets;
•	deteriorating economic conditions
•	acts of war or terrorism; and
•	disruption of credit and equity markets.

FIDELITY D & D BANCORP, INC.
Unaudited Condensed Consolidated Balance Sheets

At Period End:	September 30, 2011	December 31, 2010
Assets
Total cash and cash equivalents	$76,125,973	$22,967,345
Investment securities	106,147,070	83,431,371
Federal Home Loan Bank Stock	3,894,100	4,542,000
Loans and leases	400,768,357	416,014,151
Allowance for loan losses	(7,959,946)	(7,897,822)
Premises and equipment, net	13,845,811	14,763,873
Life insurance cash surrender value	9,660,343	9,424,926
Other assets	19,212,424	18,427,308

Total assets	$621,694,132	$561,673,152

Liabilities
Non-interest-bearing deposits	$100,668,398	$85,780,392
Interest-bearing deposits	424,928,869	396,667,300
Total deposits	525,597,267	482,447,692
Short-term borrowings	18,004,896	8,548,400
Long-term debt	21,000,000	21,000,000
Other liabilities	5,009,639	2,903,045
Total liabilities	569,611,802	514,899,137

Shareholders' equity	52,082,330	46,774,015

Total liabilities and shareholders' equity	$621,694,132	$561,673,152

Average Year-To-Date Balances:	September 30, 2011	December 31, 2010
Assets
Total cash and cash equivalents	$49,149,509	$42,181,685
Investment securities	97,352,090	84,050,381
Loans and leases, net	404,246,812	419,748,250
Premises and equipment, net	14,336,415	14,975,020
Other assets	27,006,573	26,598,374

Total assets	$592,091,399	$587,553,710

Liabilities
Non-interest-bearing deposits	$103,272,146	$76,707,139
Interest-bearing deposits	402,982,055	405,518,509
Total deposits	506,254,201	482,225,648
Short-term borrowings and long-term debt	33,130,450	53,823,711
Other liabilities	3,165,662	3,626,830
Total liabilities	542,550,313	539,676,189

Shareholders' equity	49,541,086	47,877,521

Total liabilities and shareholders' equity	$592,091,399	$587,553,710

FIDELITY D & D BANCORP, INC.
Unaudited Condensed Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010
Interest income
Loans	$5,672,989	$6,213,939	$17,500,733	$18,598,274
Securities and other	703,282	739,761	2,023,443	2,366,910

Total interest income	6,376,271	6,953,700	19,524,176	20,965,184

Interest expense
Deposits	851,930	1,244,438	2,908,593	3,958,215
Borrowings and debt	275,606	436,490	815,481	1,357,982

Total interest expense	1,127,536	1,680,928	3,724,074	5,316,197

Net interest income	5,248,735	5,272,772	15,800,102	15,648,987

Provision for loan losses	500,000	375,000	1,350,000	1,250,000
OTTI - credit losses	5,798	1,748,674	80,490	2,503,596
Other income	1,476,888	1,478,263	4,287,138	4,019,146
Other expenses	4,443,632	4,317,611	13,553,687	14,116,215
Provision (credit) for income taxes	449,077	(45,193)	1,260,412	168,527
Net income	$1,327,116	$354,943	$3,842,651	$1,629,795

	Three Months Ended
	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010
Interest income
Loans	$5,672,989	$5,893,231	$5,934,513	$6,010,455	$6,213,939
Securities and other	703,282	704,301	615,860	604,335	739,761

Total interest income	6,376,271	6,597,532	6,550,373	6,614,790	6,953,700

Interest expense
Deposits	851,930	1,014,786	1,041,877	1,119,838	1,244,438
Borrowings and debt	275,606	264,998	274,877	390,980	436,490

Total interest expense	1,127,536	1,279,784	1,316,754	1,510,818	1,680,928

Net interest income	5,248,735	5,317,748	5,233,619	5,103,972	5,272,772

Provision for loan losses	500,000	375,000	475,000	835,000	375,000
OTTI - credit losses	5,798	-	74,692	9,332,322	1,748,674
Other income	1,476,888	1,397,620	1,412,630	695,159	1,478,263
Other expenses	4,443,632	4,620,227	4,489,828	796,137	4,317,611
Provision (credit) for income taxes	449,077	431,491	379,844	(2,724,896)	(45,193)
Net income (loss)	$1,327,116	$1,288,650	$1,226,885	$(2,439,432)	$354,943

FIDELITY D & D BANCORP, INC.
Unaudited Condensed Consolidated Balance Sheets

At Period End:	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010
Assets
Total cash and cash equivalents	$76,125,973	$46,676,456	$47,443,267	$22,967,345	$47,571,175
Investment securities	106,147,070	98,804,727	90,881,865	83,431,371	87,255,681
Federal Home Loan Bank Stock	3,894,100	4,099,100	4,314,900	4,542,000	4,781,100
Loans	400,768,357	406,816,473	419,806,900	416,014,151	422,688,600
Allowance for loan losses	(7,959,946)	(8,143,644)	(8,223,978)	(7,897,822)	(7,484,253)
Premises and equipment, net	13,845,811	14,165,537	14,421,943	14,763,873	14,649,763
Life insurance cash surrender value	9,660,343	9,580,713	9,501,732	9,424,926	9,347,707
Other assets	19,212,424	16,684,545	18,149,883	18,427,308	17,788,825

Total assets	$621,694,132	$588,683,907	$596,296,512	$561,673,152	$596,598,598

Liabilities
Non-interest-bearing deposits	$100,668,398	$98,751,100	$113,283,383	$85,780,392	$81,819,441
Interest-bearing deposits	424,928,869	408,176,375	399,916,954	396,667,300	409,063,486
Total deposits	525,597,267	506,927,475	513,200,337	482,447,692	490,882,927
Short-term borrowings	18,004,896	8,006,876	11,131,104	8,548,400	21,804,259
Long-term debt	21,000,000	21,000,000	21,000,000	21,000,000	32,000,000
Other liabilities	5,009,639	2,403,374	2,662,440	2,903,045	3,235,939
Total liabilities	569,611,802	538,337,725	547,993,881	514,899,137	547,923,125

Shareholders' equity	52,082,330	50,346,182	48,302,631	46,774,015	48,675,473

Total liabilities and shareholders' equity	$621,694,132	$588,683,907	$596,296,512	$561,673,152	$596,598,598

Average Quarterly Balances:	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010
Assets
Total cash and cash equivalents	$64,037,252	$44,363,707	$38,769,905	$53,297,299	$44,858,721
Investment securities	103,623,523	98,646,270	89,632,732	86,120,978	83,361,340
Loans, net	393,770,647	408,046,954	411,113,414	409,008,829	416,462,967
Premises and equipment, net	14,065,472	14,311,407	14,638,667	14,648,400	14,854,405
Other assets	26,463,606	27,051,362	27,516,317	27,381,576	26,404,370

Total assets	$601,960,500	$592,419,700	$581,671,035	$590,457,082	$585,941,803

Liabilities
Non-interest-bearing deposits	$99,025,084	$108,881,749	$101,941,654	$82,019,125	$75,830,989
Interest-bearing deposits	414,747,656	401,789,643	392,160,656	404,692,893	406,630,065
Total deposits	513,772,740	510,671,392	494,102,310	486,712,018	482,461,054
Short-term borrowings and long-term debt	33,707,094	29,180,335	36,534,997	51,089,956	50,958,606
Other liabilities	3,191,234	3,048,360	3,258,128	3,995,850	3,509,030
Total liabilities	550,671,068	542,900,087	533,895,435	541,797,824	536,928,690

Shareholders' equity	51,289,432	49,519,613	47,775,600	48,659,258	49,013,113

Total liabilities and shareholders' equity	$601,960,500	$592,419,700	$581,671,035	$590,457,082	$585,941,803

FIDELITY D & D BANCORP, INC.
Selected Financial Ratios and Other Data

	Three Months Ended
	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010
Selected returns and financial ratios
Diluted earnings (loss) per share	$0.59	$0.59	$0.56	$(2.26)	$0.16
Dividends per share	$0.25	$0.25	$0.25	$0.25	$0.25
Yield on interest-earning assets (FTE)	4.65%	4.94%	5.03%	4.87%	5.14%
Cost of interest-bearing liabilities	1.00%	1.19%	1.25%	1.32%	1.46%
Net interest spread	3.65%	3.75%	3.78%	3.55%	3.68%
Net interest margin	3.85%	4.01%	4.05%	3.79%	3.93%
Return on average assets	0.87%	0.87%	0.86%	-3.25%	0.24%
Return on average equity	10.27%	10.44%	10.41%	-39.42%	2.87%
Efficiency ratio	64.16%	67.08%	65.51%	58.61%	62.10%
Expense ratio	1.96%	2.19%	2.15%	1.68%	1.92%

	Nine Months Ended
	Sep. 30, 2011	Sep. 30, 2010
Diluted earnings per share	$1.74	$0.76
Dividends per share	$0.75	$0.75
Yield on interest-earning assets (FTE)	4.87%	5.20%
Cost of interest-bearing liabilities	1.14%	1.54%
Net interest spread	3.73%	3.66%
Net interest margin	3.97%	3.92%
Return on average assets	0.87%	0.37%
Return on average equity	10.37%	4.58%
Efficiency ratio	65.52%	67.68%
Expense ratio	2.10%	2.21%

Other data
	Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2010		Sep. 30, 2010
Book value per share	$23.26		$22.70		$21.96		$21.48		$22.50
Equity to assets	8.38%		8.55%		8.10%		8.33%		8.16%
Allowance for loan losses to:
Total loans	1.99%		2.00%		1.96%		1.90%		1.77%
Non-accrual loans	1.00	x	0.85	x	0.87	x	0.79	x	0.78	x
Non-accrual loans to total loans	1.99%		2.36%		2.25%		2.40%		2.27%
Non-performing assets to total assets	2.43%		2.37%		2.37%		2.38%		2.22%